MARKETABLE SECURITIES	12 Months Ended
Dec. 31, 2021
MARKETABLE SECURITIES
Marketable Securities

12. MARKETABLE SECURITIES

Marketable securities consist of investments in common shares of public companies. The fair value of the listed marketable securities has been determined directly by reference to published price quotation in an active market.

On February 8, 2021, pursuant to an Asset Purchase Agreement with Victory Nickel Inc. (“Victory Nickel”) dated January 21, 2021, the Company subscribed to 40,000,000 common shares of Victory Nickel (“VN share”) at a price per VN share of $0.025 for cash consideration of $1,000,000 which resulted in the Company owning approximately 29% of Victory Nickel post-investment on a non-diluted basis.

The Company has determined it does not have significant influence over Victory Nickel and therefore accounts for the investment at Fair Value Through Profit or Loss.

During the year ended December 31, 2021, the Company disposed of 40,000,000 common shares of Victory Nickel for total proceeds of $779,179. As at December 31, 2021, the Company holds Nil Victory Nickel shares.

The following table summarizes information regarding the Company’s marketable securities:

	December 31,
Marketable securities	2021	2020	2019
Balance, beginning of year	$-	$-	$-
Additions	1,000,000	-	-
Share sale	(779,179)	-	-
Loss on share sale	(220,821)	-	-
Balance, end of year	$-	$-	$-